                                                                    EXHIBIT 10.5

SEQUENOM letterhead


                                    SUBLEASE
                                    --------

PARTIES: This Sublease, dated December 17, 2001, is made between Sequenom, Inc, ("Sublessor"), and Microislet, Inc, ("Sublessee").

DESCRIPTION OF PREMISES: Approximately 4,530 square feet of lab and office space on the west side of the first floor, located at 11555 Sorrento Valley Road, San Diego, California, 92121.

COMMENCEMENT DATE OF THIS SUBLEASE: January 1, 2002

LEASE TERM: Twelve (12) months beginning on the Commencement Date (January 1,
2002) and ending on December 31, 2002. Sublessee shall have the option to renew this Sublease for one (1) additional year, provided that Sublessee gives Sublessor notice of the same, in writing, prior to January 1, 2003, and provided that Sublessor has not notified Sublessee in writing before July 1, 2002 that such Sublease is not available for renewal. At any time after July 1, 2002, and provided that Sublessee has not exercised its option to renew as set forth in the preceding sentence, this Sublease may be terminated by either party by providing six (6) months written notice to the other party. The rental cost to Sublessee shall be increased at a rate of four percent (4%) per annum, such increase to be added to the rental cost in monthly installments.

MONTHLY RENT: $9,180 + 40% of electricity bill for first floor (invoiced monthly)

$Cost breakdown:      $9,060        4,530 ft2 at $2.00 / ft2 rent cost
                        $100        40% shared cost of DI system maintenance
                         $20        Water softener maintenance cost
                      ------
                      $9,180        $Monthly Rent Total

SECURITY DEPOSIT: $9,180

Sublessee agrees that all terms and conditions of Sublessor's master lease, dated September 23, 1999, with Sorrento Business Complex ("Lessor") (attached hereto) that are not contrary to or inconsistent with the terms above, are incorporated herein by reference as if fully set forth herein and are in full force and effect and are binding upon the parties hereto to this Sublease Agreement.

         MICROISLET, INC.                                        SEQUENOM, INC.
          (SUBLESSEE)                                           (SUBLESSOR)

/s/ H. Harounian                     12/14/01   /s/ Delbert F. Foit, Jr.             12/14/01
------------------------------------ --------   ------------------------------------ --------
   Authorized Signature                Date         Authorized Signature                Date

H. Hartounian                                    Delbert F. Foit, Jr.
------------------------------------             ------------------------------------
   Printed Name                                            Printed Name

 SORRENTO BUSINESS COMPLEX, A LIMITED PARTNERSHIP
 ------------------------------------------------
                 (LESSOR)
 by:  Collins Development Company, General Partner

/s/ William Tribolet                 12/19/01   /s/ Robert Petersen                  12/20/01
------------------------------------ --------   ------------------------------------ --------
   Authorized Signature                Date         Authorized Signature                Date

William Tribolet                                 Robert Petersen
------------------------------------             ------------------------------------
   Printed Name                                            Printed Name

                               SUBLEASE AMENDMENT
                               ------------------


WHEREAS, SEQUIENOM, INC. ("Sublessor"), and MICROISLET, INC. ("Sublessee") previously entered into the Sublease agreement of December 17, 2001 (the "Sublease"); and

WHEREAS, Sublessor and Sublessee desire to amend the Sublease to provide for its accelerated termination upon the terms and conditions set forth herein.

NOW THEREFORE, Sublessor and Sublessee mutually covenant and agree and amend the Sublease as follows:

The Sublease is hereby amended to expire on October 15, 2002. Sublessee agrees to vacate the leased premises by October 15, 2002 and Sublessee agrees to waive any and all of its option rights to renew the Sublease. In consideration, Sublessor agrees that Sublessee shall not be obligated to pay, and Sublessor waives its right to receive, Monthly Rent (as defined in the Sublease) for the one and one-half (1 1/2) month period from September 1, 2002 through October 15, 2002.

IN WITNESS W-HEREOF, Sublessor and Sublessee have caused this Sublease Amendment to be executed as of the date below.

          MICROISLET, INC.                            SEQUENOM, INC.
           (SUBLESSEE)                                 (SUBLESSOR)

/s/ H. Hartounian                            /s/ Delbert F. Foit, Jr.
-----------------------------------          -----------------------------------
Authorized Signature                         Authorized Signature

H. Hartounian                                Delbert F. Foit, Jr.
-----------------------------------          -----------------------------------
Printed Name                                 Printed Name

6/24/02                                      6/25/02
-----------------------------------          -----------------------------------
Date                                         Date